SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                  FORM 8-K-A

                      AMENDMENT NO. 1 - October 11, 1996

      Amendment No. 1 is being filed to add information truncated in error in the original filing.


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported):   July 30, 1996



                     Shenandoah Telecommunications Company
              (Exact name of registrant as specified in charter)





    Virginia                       0-9881                       54-1162807
(State or other               (Commission File               (IRS Employer
jurisdiction of                Number)                        Identification
incorporation)                                                Number)




                124 South Main Street, Edinburg, Virginia 22824
                  (Address of principal executive offices)






     Registrant's telephone number, including area code:   (540) 984-4141
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                                      -2-


Item 5.     Other Events

            ... On February 23, 1996, Shenandoah Cable Television announced the signing of a Letter of Intent to acquire these properties.


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                                      -3-


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SHENANDOAH TELECOMMUNICATIONS COMPANY



                           By:  Christopher E. French
                                President